SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                               (Amendment No.  )


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            ACME ELECTRIC CORPORATION

                               DAVID G. ANDERSON

Payment of Filing Fee (Check the appropriate box):
[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act
    Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:
       ...................................................................
    2) Aggregate number of securities to which transaction applies:
       ...................................................................
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
       ...................................................................
    4) Proposed maximum aggregate value of transaction:
       ...................................................................

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        .............................................
     2) Form, Schedule or Registration Statement No.:
        .............................................
     3) Filing Party:

LETTER OF SHAREHOLDERS


September 18, 1995



Dear Shareholder:

The Annual Meeting of Shareholders of Acme Electric Corporation will be held at the Buffalo Hilton at 120 Church Street, Buffalo, New York, on Friday, October 27, 1995, at 11:00 a.m. Beverages and pastries will be served at 10:30 a.m. prior to the Meeting.

We hope that you can attend the Meeting. However, whether or not you plan to attend, please complete, sign, date and return the accompanying proxy card as soon as possible. It is important that your shares be represented. The enclosed envelope requires no postage when mailed in the United States. If you attend the Meeting, you may revoke your proxy if you wish and vote personally.

I am pleased to report that the Company made important progress in a number of areas during the 1995 fiscal year. Sales were up 20% to record levels, and we returned to profitability for the year. AT&T, Sony, Phillips and Siemens have been added as customers, and each represents significant opportunity for us in the marketplace.

The formal Notice and the Proxy Statement which accompany this letter contain details of the business to be conducted at the Meeting, including the election of directors and ratification of the reappointment of Price Waterhouse as the Company's independent auditors for 1996. We urge you to read carefully the description of these proposals in the Proxy Statement and to vote for their adoption.

Sincerely,

/s/

Robert J. McKenna
Chairman and CEO

PROXY STATEMENT

                        ACME ELECTRIC CORPORATION (LOGO)

                                400 QUAKER ROAD
                          EAST AURORA, NEW YORK 14052

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD OCTOBER 27, 1995


To the Shareholders of
     ACME ELECTRIC CORPORATION

     The Annual Meeting of Shareholders of Acme Electric Corporation will be held at 11:00 a.m., Friday, October 27, 1995, at the Buffalo Hilton, 120 Church Street, Buffalo, New York, for the following purposes:

     1.  To elect a board of seven directors;
     2. To ratify the reappointment of Price Waterhouse LLP as independent auditors of the Company for 1996; and
     3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Shareholders of record at the close of business on September 12, 1995, will be entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     The Board of Directors has authorized the solicitation of proxies. Unless otherwise directed, the proxies will be voted for the election of the seven persons listed in the attached proxy statement to form the Board of Directors of the Company, subject to any changes in the nominees as set forth in the proxy statement; for the ratification of the reappointment of independent auditors; and on any other business that may properly come before the Annual Meeting as the named proxies in their best judgment shall decide.

                                           By Order of the Board of Directors
                                           David G. Anderson, Secretary

September 18, 1995

                             YOUR VOTE IS IMPORTANT

     PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD, AND PROMPTLY RETURN IT IN THE ENCLOSED STAMPED ENVELOPE. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES DIRECTLY IF YOU SO DESIRE.

                        ACME ELECTRIC CORPORATION (LOGO)

                                400 QUAKER ROAD
                          EAST AURORA, NEW YORK 14052

                                PROXY STATEMENT

     This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Acme Electric Corporation for use at the Annual Meeting of its shareholders to be held at the Buffalo Hilton, 120 Church Street, Buffalo, New York, at 11:00 a.m. on Friday, October 27, 1995, and at any adjournment thereof. This proxy statement and form of proxy are being mailed to shareholders beginning on September 18, 1995.
    A shareholder returning the enclosed proxy shall have the power to revoke it in writing at any time before it is voted by notifying Robert J. McKenna, Daniel K. Corwin or David G. Anderson at the offices of the Company at 400 Quaker Road, East Aurora, New York 14052, and any shareholder attending the Meeting may vote in person whether or not he or she has filed a proxy. If not revoked, the proxy will be voted in accordance with its terms.
    Where a shareholder specifies a choice with respect to the propositions set forth in the proxy, his or her shares will be voted in accordance with the instructions given. If no specific instructions are given, his or her shares will be voted FOR the election of the nominees for Director of the Company and FOR the ratification of the reappointment of Price Waterhouse LLP as independent auditors. In both cases, the shares will be counted for the purpose of establishing a quorum. The named proxies may vote in their discretion upon such other matters as may properly come before the Meeting. If shares are not represented at the Meeting by proxy or in person, they will not be counted for the purpose of a quorum nor toward the vote required for approval of the proposals.
    Proxies will be solicited by mail and may also be solicited by officers and employees of the Company by telephone or telegraph, without additional compensation. The Company will request persons, such as banks, brokers, nominees and fiduciaries, holding stock in their names for others, to forward proxy material to their principals and request authority for the execution of the proxies. The Company will reimburse such persons and entities for their expenses in so doing. The total cost of soliciting proxies will be borne by the Company.

                                VOTING SECURITIES

    Shareholders of record at the close of business on September 12, 1995, will be entitled to vote at the Meeting. As of that date, there were outstanding 5,003,946 shares of the common stock. The holders of common stock are entitled to one vote per share.


                                 Proposal Number One

                              ELECTION OF DIRECTORS

    The business and affairs of the Company are managed under the direction of the Board of Directors elected by the shareholders. The Board has responsibility for establishing broad corporate policies and for the overall performance of the Company rather than day-to-day operating details. Members of the Board of Directors are kept informed of the Company's business by various reports and documents sent to them monthly, as well as by reports presented at meetings of the Board and its committees by officers and employees of the Company and its subsidiaries.
    A Board of seven Directors is to be elected to serve until the next annual meeting of shareholders and until their successors have been elected and qualified. Each nominee was selected on the recommendation of the Nominating Committee of the Board. All nominees have expressed a willingness to serve as a Director during the coming year.
    All of the nominees named on the following pages were elected to the Board of Directors at the annual meeting of shareholders held on October 28, 1994, with the exception of Robert D. Batting and Randall L. Clark, who were elected by the Board on May 5, 1995. Unless the proxy is otherwise marked, the proxy shall be voted for election of these nominees. Directors shall be elected by a plurality of the votes cast at the Annual Meeting. Broker non-votes will be counted as being represented at the Meeting, but will not have an effect on the outcome of the vote for the election of directors. Withholding an affirmative vote from a particular nominee will not prevent that person from being elected to the Board of Directors.
    The Management has no reason to believe that any of the nominees will not be available for election as a Director. However, should any nominees become unavailable, the proxy may be voted for such other person or persons as shall be nominated by the Board of Directors following recommendations by the Nominating Committee.
    The following information is presented with respect to the nominees for the office of Director and for all Executive Officers and Directors as a group, as of August 18, 1995.

                       NOMINEES FOR ELECTION AS DIRECTORS

                     Principal Occupation and Business
                      Experience During the Past Five            Common Stock
Nominee                 Years and Other Directorships      Beneficially Owned
-----------------------------------------------------------------------------


Robert D. Batting     President, Clearing/Niagara,  Sole Beneficial Ownership:
Age 54                Inc. a manufacturer of indus-                   0 Shares
Director Since        trial press equipment,      Shared Beneficial Ownership:
May 1995              since 1991. Prior thereto,                      0 Shares
                      Group Vice President,                  Right to acquire:
                      Textron, since 1989. Director                   0 Shares
                      Kistler Instrument Corporation         Percent of Class:
                                                                             0

Robert T. Brady       Director, President and Chief Sole Beneficial Ownership:
Age 54                Executive Officer, Moog Inc.,                   0 Shares
Director Since        manufacturer of fluid       Shared Beneficial Ownership:
1988                  controls for military                         300 Shares
                      and aerospace applications,            Right to Acquire:
                      since March 1988. Director,                 8,000 Shares
                      Astronics Corporation, First           Percent of Class:
                      Empire State Corp., Seneca                           .18
                      Foods Corp.

Randall L. Clark      Executive Vice President and  Sole Beneficial Ownership:
Age 52                Chief Operating Officer,                        0 Shares
Director Since        Pratt & Lambert United,     Shared Beneficial Ownership:
May 1995              Inc., since 1992. Prior                         0 Shares
                      thereto, consultant to                 Right to Acquire:
                      Dunlop Tire Corporation,                        0 Shares
                      since 1991. Prior thereto,             Percent of Class:
                      Chairman and Chief Executive                           0
                      Officer for North American
                      operations of Dunlop Tire
                      Corporation since 1986.
                      Director, Merchants Mutual
                      Insurance Company.

G. Wayne Hawk         Retired Chairman, Acme        Sole Beneficial Ownership:
Age 67                Electric Corporation, since                33,038 Shares
Director Since        October 1994. Prior         Shared Beneficial Ownership:
1980                  thereto, Chairman, Acme                         0 Shares
                      Electric Corporation, since            Right to Acquire:
                      October 1993. Prior thereto,                    0 Shares
                      Chairman and Chief Executive           Percent of Class:
                      Officer since September                              .66
                      1992. Prior thereto,
                      President and Chief Executive
                      Officer since August 1991.
                      Prior thereto, President and
                      Chief Operating Officer since
                      since April 1991, and prior
                      thereto, President and Chief
                      Executive Officer. Director,
                      Comptek Research, Inc.

Terry M. Manon        Vice President, Air Handling  Sole Beneficial Ownership:
Age 44                Systems Division, Trane                         0 Shares
Director Since        Company, since 1987.        Shared Beneficial Ownership:
August 1994                                                           0 Shares
                                                             Right to Acquire:
                                                                      0 Shares
                                                             Percent of Class:
                                                                             0

Robert J. McKenna     Chairman, President and       Sole Beneficial Ownership:
Age 47                Chief Executive Officer of                  4,056 Shares
Director Since        Acme Electric Corporation,  Shared Beneficial Ownership:
1993                  since October 1994. Prior                       0 Shares
                      thereto, President and Chief           Right to Acquire:
                      Executive Officer, since                        0 Shares
                      October 1993. Prior thereto,           Percent of Class:
                      President and Chief Operating                        .08
                      Officer, since September
                      1992. Prior thereto, Group
                      Vice President of the
                      Diversified Products Group,
                      Aeroquip Corporation, since
                      April 1990.

James W. McLaughlin   Retired Chairman, Acme        Sole Beneficial Ownership:
Age 71                Electric Corporation,                         570 Shares
Director Since        since June 1992. Prior      Shared Beneficial Ownership:
1971                  thereto, Chairman of the                      478 Shares
                      Board since August 1991.               Right to Acquire:
                      Prior thereto, Chairman                         0 Shares
                      of the Board and Chief                 Percent of Class:
                      Executive Officer since                              .02
                      April 1991, and prior thereto
                      Chairman of the Board.

All Executive Officers               Sole Beneficial Ownership:  51,007 Shares
and Directors as a                 Shared Beneficial Ownership:   7,368 Shares
Group (13 Persons)                            Right to Acquire:  87,675*Shares
                                              Percent of Class:    1.70

*Includes shares which are exercisable under the 1981 Incentive Stock Option Plan and shares which are exercisable under the 1989 Stock Option Plan.

                      COMMITTEES OF THE BOARD OF DIRECTORS

    The Board has appointed from its members Executive, Audit, Compensation and Nominating Committees which have the responsibilities and authority described below.
    The Executive Committee has, during the interval between meetings of the Board of Directors, the authority to exercise all the powers of the Board delegated to it by the Board in the management and direction of the business and affairs of the Company. One meeting of the Executive Committee was held in fiscal year 1995. Members of this Committee are Messrs. Hawk, McKenna and McLaughlin.
    The Audit Committee has the responsibility, among other things, to (i) recommend the selection of the Company's independent auditors, (ii) review the adequacy of the audit by the independent auditors, (iii) review the financial statements which are the subject of the independent auditors' certification, and (iv) review the effectiveness of the Company's internal auditing procedures. Members of this Committee are Messrs. W. Bennett Conner, Manon and McLaughlin. Two meetings of the Audit Committee were held during fiscal year 1995.
    The Compensation Committee has the responsibility, among other things, to
(i) review and make recommendations on the compensation rate for executive officers of the Company, and (ii) review incentive compensation plans and make recommendations as to the adoption of these plans. Members of this Committee are Messrs. Brady, Conner and Manon. Two meetings of the Compensation Committee were held during fiscal year 1995.
    The Nominating Committee has the responsibility, among other things, to (i) study and make recommendations as to the size and composition of the Board,
(ii) make nominations to the Board prior to the Annual Meeting, and (iii) search for potential candidates and make recommendations as to candidates for membership on the Board. Two meetings of the Nominating Committee were held during fiscal year 1995. Members of this Committee are Messrs. Brady, Hawk and McKenna. The Nominating Committee will consider nominees for the Board recommended by shareholders. A shareholder wishing to recommend such nominees for election at the 1996 annual meeting of shareholders should submit such recommendation in writing to the Committee at the Company's address on or before June 30, 1996.
    Each non-employee member of the Board of Directors receives payments pursuant to a standard arrangement. Under this arrangement, non-employee directors are entitled to receive a retainer of $5,000 per annum and $525 for each meeting of the Board or a committee of the Board attended.
    During fiscal year 1995, the Board of Directors held four meetings. Each Director attended 75% or more of the Board meetings and meetings of the Committees of the Board on which such Director served.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board of Directors is made up of only outside directors and oversees the Company's executive compensation programs. After consideration of the Committee's recommendations, the full Board of Directors reviews and approves the salaries of all elected officers. Any directors who are full-time employees are excused from voting on their own compensation. The Committee also oversees the other elements of executive compensation to include annual incentive awards and stock options.

GENERAL PHILOSOPHY

      The philosophy of the Company is that annual compensation should adjust to Company performance, and long-term incentives should align with creating shareholder value. The Committee believes that operating criteria should determine annual cash incentive compensation, and market-based criteria, as measured by the market price of the Company's common stock, are better tied to performance periods longer than a year. Individual compensation should reflect operating unit performance for division executives and Company performance for selected elected officers, with the purpose being to attract and retain qualified executives.

SALARIES

      Salaries are based upon a commercially available study of the durable goods manufacturing sector for companies of a similar size. Salary payments are primarily intended to reward current and past performance based upon job experiences and comparison to peers both inside and outside the Company.

ANNUAL INCENTIVE AWARDS

      Annual incentive awards are designed to motivate and reward the individu-al for personal contributions to the success of the Company. The Executive Incentive Plan (EIP) rewards selected elected officers based upon return on equity. A minimum threshold based on recognized financial return rates, which incorporate investment risk, must be met before any payments are made. A percentage of pre-tax earnings above the threshold is distributed as a percentage of base salary. The EIP has a maximum allowable payment of 60% of salary.
      The Board of Directors can also make individual awards based on their assessment of contribution to the tactical and strategic goals set by the CEO and approved by them at the beginning of the year.
      The Management Incentive Plan (MIP) rewards key managers and officers based upon their respective division's operating profit, net asset utilization and sales growth. The MIP pays only for improvement over the previous year's actual results and is distributed as a percentage of base salary. The MIP has a maximum allowable payout of 40% of salary.
      Every other non-union employee of the Company participates in an annual incentive plan.

STOCK OPTIONS

      Stock options accomplish the objective of further motivating executives to create shareholder value. Options are reviewed on an annual basis. Options are granted with an exercise price equal to the fair market value of Acme stock on the day preceding the date of grant, creating recipient value only as the stock increases in market price. Options accrue in equal amounts over a four-year period and can be exercised over a ten-year period. An amendment of the 1989 Stock Option Plan was approved at the annual meeting of shareholders held on October 28, 1994, to apply a formula for the award of further options after each year of profitable operation and to increase the number of shares subject to the Plan from 225,000 to 450,000. Options in accordance with the formula were granted as of September 1, 1995.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

      The Chief Executive Officer's salary was determined by the Committee, in accordance with the above stated philosophy.
      No incentive payments have been made to the CEO since the threshold on beginning shareholder's equity was not attained.
      Stock options to purchase 10,000 shares were granted to the CEO upon joining the Company in 1992.
      The Committee believes that both annual and long-term compensation for the last three years reflects this statement on philosophy.


Submitted by the Compensation Committee

Robert T. Brady    W. Bennett Conner    Terry M. Manon

                                        SUMMARY COMPENSATION TABLE

                                                               LONG TERM COMPENSATION
                                                          -----------------------------
                                ANNUAL COMPENSATION             AWARDS          PAYOUTS
                            ---------------------------   ------------------    -------
                                               Other      Restricted
                      Fiscal                   Annual       Stock                 LTIP     All Other
     Name and          Year Salary  Bonus  Compensation(3)  Award(s) Options(4)  Payouts Compensation(5)
Principal Position     End   ($)     ($)         ($)          ($)       (#)        ($)       ($)
--------------------------------------------------------------------------------------------------------
R.J. McKenna        6/30/95 215,000  ---         ---          ---       ---        ---       ---
  Chairman/         6/30/94 190,000  ---       36,096         ---       ---        ---       ---
  President/CEO     6/30/93 124,923 20,000     44,116         ---     10,000       ---       ---
                              (1)     (2)

D.K. Corwin         6/30/95 135,000   ---       ---            ---        ---     ---       ---
  Sr.V.P./CFO       6/30/94 118,000   ---       ---            ---        ---     ---       ---
                    6/30/93 112,562   ---       ---            ---        ---     ---       ---

J.E. Gleason        6/30/95 117,000 19,434      ---            ---        ---     ---       ---
  V.President/GM    6/30/94 110,000   ---       ---            ---        ---     ---       ---
  Electronics Div.  6/30/93  90,830   ---     45,684           ---        ---     ---       ---

D.J. Chesner        6/30/95 108,675   ---       ---            ---        ---     ---       ---
  V.President/GM    6/30/94 105,000   ---       ---            ---        ---     ---       ---
  Transformer Div.  6/30/93  88,400   ---       ---            ---        ---     ---       ---

M. Anderman         6/30/95 107,000   ---       ---            ---        ---     ---       ---
  V.President/GM    6/30/94 100,173   ---       ---            ---        ---     ---       ---
  Aerospace Div.    6/30/93  85,077   ---       ---            ---        ---     ---       ---

(1)  Reflects partial-year salary for Robert J. McKenna who joined the Company on September 21, 1992.
(2)  The amount is a one-time award accrued for F/Y '93, which was negotiated upon joining the Company.
(3)  The amounts reflected in this column are relocation expenses and subsequent increases equal to resulting income tax expense paid during the year.  No individual listed had other annual perquisites with aggregate value exceeding 10 percent of salary, plus bonus.
(4)  All grants were incentive stock options granted under the Company's 1989 Stock Option Plan.
(5)  The Company has no defined contribution plans.

/TABLE

                                    OPTION GRANTS IN LAST FISCAL YEAR
                                                                                  Potential Realizable
                                                                                    Value at Assumed
                                                                                 Annual Rates of Stock
                                                                                 Price Appreciation for
                                      Individual Grants                               Option Term
                  -----------------------------------------------------------    -----------------------
                               % of Total
                                Options
                               Granted to        Exercises
                  Options      Employees          or Base
                  Granted      in Fiscal           Price          Expiration
    Name          (#)(1)          Year           ($/Sh)(2)           Date          5% ($)       10% ($)
-------------------------------------------------------------------------------------------------------
R.J. McKenna       None           ---               ---              ---             ---          ---

D.K. Corwin        None           ---               ---              ---             ---          ---

J.E. Gleason       None           ---               ---              ---             ---          ---

D.J. Chesner       None           ---               ---              ---             ---          ---

M. Anderman        None           ---               ---              ---             ---          ---

(1)  The Company does not have a stock-appreciation-rights plan.
(2)  The Company does not reprice stock options.

            AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND F/Y-END OPTION VALUES
                 Shares Acquired  Value      Number of Unexercised     Value of Unexercised In-the-Money
                  on Exercise    Realized     Options of F/Y-End (#)        Options at F/Y-End ($)
    Name              (#)          ($)       Exercisable/Unexercisable     Exercisable/Unexercisable
--------------------------------------------------------------------------------------------------------
R.J. McKenna         2,500        18,439              0/5,000                $      0/$134,375

D.K. Corwin          4,000        51,000          8,000/0                    $208,500/$0

J.E. Gleason          None          ---           3,000/0                    $ 78,188/$0

D.J. Chesner         3,329        18,447              0/0                    $      0/$0

M. Anderman          2,000        37,215              0/0                    $      0/$0


1.  Supplemental Requirement Information:

                                COMMON STOCK BENEFICIALLY OWNED

D.K. Corwin                 Sole Beneficial Ownership:       0 Shares
                          Shared Beneficial Ownership:   4,502 Shares
                                     Right to Acquire:   8,000 Shares
                                     Percent of Class:     .25

J.E. Gleason                Sole Beneficial Ownership:   8,645 Shares
                          Shared Beneficial Ownership:       0 Shares
                                     Right to Acquire:   3,000 Shares
                                     Percent of Class:     .18

D.J. Chesner                Sole Beneficial Ownership:   3,891 Shares
                          Shared Beneficial Ownership:      88 Shares
                                     Right to Acquire:       0 Shares
                                     Percent of Class:     .08

M. Anderman                 Sole Beneficial Ownership:   1,868 Shares
                          Shared Beneficial Ownership:       0 Shares
                                     Right to Acquire:       0 Shares
                                     Percent of Class:     .04


               COMPARISON OF 5-YEAR CUMULATIVE TOTAL RETURN

                      June 90   June 91   June 92   June 93   June 94   June 95
                      -------   -------   -------   -------   -------   -------
PEER GROUP COMPANIES  $100.00   $101.65   $112.47   $166.25   $167.76   $277.97
S & P 500 INDEX       $100.00   $107.40   $121.80   $138.40   $140.35   $176.94
COMPANY               $100.00   $ 45.31   $ 60.41   $102.71   $102.71   $368.53

-------------------------------------------------------------------------------
Assumes $100 invested on July 1, 1990, with dividends reinvested monthly.

(1) Peer group companies include the S & P Electrical Equipment group with General Electric excluded because of its weighted effect; the S & P Electronics (Instrumentation) group; the S & P Electronics (Semiconductor) group and the S & P Electronics (Defense) group.

PEER COMPANIES:   Advanced Micro Devices   Loral Corp.
                  AMP Inc.                 Motorola Inc.
                  E-Systems Inc.*          Nat'l Semiconductor Corp.
                  EG&G Inc.                Perkin-Elmer Corp.
                  Emerson Electric Co.     Raychem Corp.
                  Grainger (W.W.) Inc.     Tektronix Inc.
                  Hewlett-Packard Co.      Texas Instruments Inc.
                  Honeywell Inc.           Thomas & Betts Corp.
                  Intel Corp.              Westinghouse Electric Corp.

                * E-Systems Inc. was acquired by Raytheon 6/19/95 and,
                  therefore, drops out of the equation after the '94 return.


                             EMPLOYMENT AGREEMENTS

      Mr. McKenna joined the Company on September 21, 1992, subject to an agreement to provide a severance period of six months at full salary should his employment be terminated, except for good cause. In addition, Messrs McKenna and Corwin are subject to agreements providing for continuation of employment in the event of a change of control for three and two years, respectively. Under the agreements, Messrs McKenna and Corwin must preserve confidential Company information and refrain from any activities that may compete with the Company's business. The terms of these agreements are automatically extended unless either party gives timely notice to the other of intent to not extend each such agreement. Under the agreements, Messrs McKenna and Corwin receive a base salary as determined by the Board of Directors plus bonus, which amounts may not be reduced during the term of the agreements.


                        1981 INCENTIVE STOCK OPTION PLAN

      On October 30, 1992, the Board of Directors approved the extension to a ten-year life of all options granted to executive officers, directors and other key employees. No further options may be granted under the Plan.


                             1989 STOCK OPTION PLAN

      The 1989 Stock Option Plan (the "1989 Plan") was approved by the shareholders at the Annual Meeting held on October 27, 1989. The 1989 Plan supplements the 1981 Incentive Stock Option Plan.
        Under the 1989 Plan, certain individuals are granted for a period of up to ten years, beginning with the date of grant, options to purchase specified amounts of the Company's Common Stock for 100% of the full market value of the stock, subject to option, on the day preceding the grant. Individuals covered by the Plan include executive officers, directors and other key employees subject to review by the Board of Directors. The number of shares granted to each individual is also subject to review by the Board of Directors. An amendment to the 1989 Plan was approved at the annual meeting of shareholders held on October 28, 1994, to apply a formula for the award of further options after each year of profitable operation and to increase the number of shares subject to the Plan from 225,000 to 450,000. Options in accordance with the formula were granted as of September 1, 1995.


                                  PENSION PLAN

      Executive officers of the Company, including those named in the Summary Compensation Table, are covered by the Company's Pension Plan for Salaried Employees ("Salaried Plan"). Elected officers of the Company are also covered by the Supplemental Executive Retirement Plan ("Supplemental Plan"). These Plans provide for regular monthly payments to retirees. Normal retirement age under the Plans is 65. The normal monthly retirement benefit under the Salaried Plan is 1.0 percent of base salary for each year of credited service at December 31, 1991, plus 1.5 percent of base salary earned in each year of credited service after December 31, 1991. The Plans also provide for early and disability retirement. The normal monthly retirement benefit is reduced by up to one-half of one percent for each month between the date benefits begin and a participant's normal retirement date in the event of early retirement. The disability retirement benefit is the benefit accrued by a participant to the disability retirement date. Benefits are not subject to any deduction for Social Security or other payments. The cost of the Plans is borne by the Company.
      The table below illustrates the estimated amount of annual pension payments under the Salaried Plan for an employee whose career average annual compensation and years of service are as specified:

   CAREER
AVERAGE BASE             10 YEARS            20 YEARS            30 YEARS
   SALARY               OF SERVICE          OF SERVICE          OF SERVICE
------------            ----------          ----------          ----------
  $ 55,000                $ 6,716            $ 13,432            $ 20,148
    90,000                 11,168              22,336              33,504
   140,000                 17,528              35,056              52,584
   190,000                 23,888              48,200              71,664
   250,000                 31,520              63,040              94,560
   300,000                 37,880              75,760             113,640


    For the purpose of determining the pension benefits payable under the Salaried Plan, estimated years of credited service as of the end of calendar year 1994 covered by the Plans for officers are as follows: Mr. McKenna, 2 years; Mr. Corwin, 23 years; Mr. Gleason, 27 years, Mr. Chesner, 25 years and Mr. Anderman, 7 years.
    The normal monthly retirement benefit under the Supplemental Plan is one-twelfth of the product of two percent of annual base salary at retirement multiplied by years of credited service to a maximum of 30 years, less the benefit payable under the Salaried Plan.
    The table below illustrates the maximum total amount of annual pension payments under both the Salaried Plan and the Supplemental Plan for an employee whose annual base salary at retirement and years of service are specified:


 BASE SALARY             10 YEARS            20 YEARS            30 YEARS
AT RETIREMENT           OF SERVICE          OF SERVICE          OF SERVICE
------------            ----------          ----------          ----------
  $ 55,000                $11,000            $ 22,000            $ 33,000
    90,000                 18,000              36,000              54,000
   140,000                 28,000              56,000              84,000
   190,000                 38,000              76,000             114,000
   250,000                 50,000             100,000             150,000
   300,000                 60,000             120,000             180,000


      Benefits are presently being paid under the Supplemental Plan. The Company has purchased, and is the beneficiary of, insurance on the lives of participants under the Supplemental Plan. Under the insurance program, if the assumptions made as to mortality experience, policy dividends and other factors are realized, the proceeds of the policies will reimburse the Company for all costs, including benefits, insurance premiums and a factor for the use of the Company's money. It is expected, therefore, that without additional costs to the Company over the life of the Supplemental Plan, the Supplemental Plan will aid the Company in continuing to attract, retain and motivate key employees. Messrs. McKenna and Corwin are eligible to receive benefits under the Supplemental Plan. For the purposes of the above tables, the term "base salary" refers to the column of the Summary Compensation Table on page 8 labeled "Salary."


                        EMPLOYEE SAVINGS AND PROTECTION PLAN

      Employees of the Company who have completed at least six months of service are eligible to participate in the Company's Employee Savings and Protection Plan. Under the Plan, participants may contribute up to twelve (12)
 percent of their gross earnings for investment in cash, stock, mutual investment funds and life insurance. The Company bears the cost of operating the Plan, but does not make matching contributions. Contributions to the Plan by executive officers are included in the amounts shown as "Salary" in the Summary Compensation Table.
      All directors and officers of the Company filed necessary disclosure reports regarding transactions in the Company's stock during the 1995 fiscal year. Mr. Anderman filed one Form 4, reporting the acquisition of shares of Company stock, 60 days late. Mr. Chesner filed one Form 4, reporting the acquisition of shares of Company stock, 90 days late.


                                PROPOSAL NUMBER TWO

                        REAPPOINTMENT OF INDEPENDENT AUDITORS

      Subject to shareholder approval, the Board of Directors, upon recommendation of the Audit Committee, has reappointed the firm of Price Waterhouse LLP as independent auditors to examine the Company's financial statements for its fiscal year ending June 30, 1996. Price Waterhouse LLP and its predecessors have served as the Company's independent auditors for many years.
      As in prior years, a representative of Price Waterhouse LLP will be present at the Meeting with the opportunity to make a statement and respond to questions.

                      VOTE REQUIRED TO RATIFY APPOINTMENT

      Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the shares present in person or by proxy and voting at the Meeting. If the shareholders should not ratify the appointment of Price Waterhouse LLP, the Board of Directors will reconsider the appointment.
      THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE 1996 FISCAL YEAR. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES.

                         PROPOSALS BY SECURITY HOLDERS

      Any proposals of shareholders intended to be presented at the 1996 Annual Meeting of Shareholders must be received by the Company by May 19, 1996, in order to be considered for inclusion in the proxy statement and form of proxy for that meeting.

                                 OTHER MATTERS

      The Board of Directors and Management do not know of any other matters that may properly come before the Meeting. If any other business is properly presented at the Meeting for action, the persons named in the proxy will vote thereon according to their best judgment of such matters.
      Shareholders are urged to forward their proxies without delay. A prompt response will be greatly appreciated.


East Aurora, New York                   By Order of the Board of Directors
September 18, 1995                      David G. Anderson, Secretary

PROXY CARD

(LOGO)                              PROXY
                                                    THIS PROXY SOLICITED BY
                                                    THE BOARD OF DIRECTORS

     The undersigned hereby appoints ROBERT J. McKENNA, DANIEL K. CORWIN AND DAVID G. ANDERSON, and each of them, the proxies of the undersigned with full power of substitution, to vote all shares of stock which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of ACME ELECTRIC CORPORATION to be held Friday, October 27, 1995, at 11:00 a.m. at the Buffalo Hilton, 120 Church Street, Buffalo, New York, and at any adjournment thereof, for the following purposes:
  (1)  To elect a board of seven directors;
       FOR all nominees listed below
       (except as marked to the contrary below)   / /
       WITHHOLD authority to vote for all
       nominees listed below                     / /
       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)
            Robert D. Batting     Robert T. Brady      Randall L. Clark
            G. Wayne Hawk         Terry M. Manon       Robert J. McKenna
            James W. McLaughlin
  (2)  To ratify the reappointment of
       Price Waterhouse LLP as independent
                                   FOR  / /     AGAINST  / /     ABSTAIN  / /
       auditors of the Company; and
  (3) To transact such other business as may properly come before the meeting, or any adjournment thereof, hereby giving to each of my said proxies, power, authority and discretion to act as fully as I might do if personally present. The named proxies, or any of them, shall have and may exercise all powers hereunder.
   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR RATIFICATION OF THE REAPPOINTMENT OF PRICE WATERHOUSE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.
                       (PLEASE DATE AND SIGN ON THE REVERSE SIDE)

                             (Continued From Other Side)

      Please sign exactly as name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporation official, please give full title. Each joint owner must sign proxy.


                                Signature _________________________________

                                Signature _________________________________

                                Dated______________________________________